Semi-Annual Report
                                 June 30, 1998

                                   Legg Mason
                                     Global
                                  Trust, Inc.

                            Global Government Trust
                           International Equity Trust
                             Emerging Markets Trust


                              The Art of Investing

                      [LEGG MASON FUNDS LOGO APPEARS HERE]



Investment Advisers
    For Global Government:
    Western Asset Management Company
    Pasadena, CA

    For International Equity and
    Emerging Markets Trusts:
    Batterymarch Financial Management, Inc.
    Boston, MA

Investment Manager
    Legg Mason Fund Adviser, Inc.
    Baltimore, MD

Board of Directors
    John F. Curley, Jr., Chairman
    Edward A. Taber, III, President
    Richard G. Gilmore
    Charles F. Haugh
    Arnold L. Lehman
    Dr. Jill E. McGovern
    T. A. Rodgers

Transfer and Shareholder Servicing Agent
    Boston Financial Data Services
    Boston, MA

Custodian
    State Street Bank & Trust Company
    Boston, MA

Counsel
    Kirkpatrick & Lockhart LLP
    Washington, D.C.

Independent Accountants
    PricewaterhouseCoopers LLP
    Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                        Legg Mason Wood Walker, Incorporated
                     -------------------------------------------
                                  100 Light Street
                       P.O. Box 1476, Baltimore, MD 21203-1476
                                  410 o 539 o 0000

LMF-042

To Our Shareholders,


  We are pleased to provide you with the semi-annual report for the Legg Mason Global Trust, comprised of the Global Government Trust, International Equity Trust and Emerging Markets Trust.

  Beginning on the next page, the portfolio managers responsible for the Global Trust portfolios discuss results for the first half of 1998 and the investment outlook. The Funds' total returns in various periods since their inceptions are shown on page 8. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders have chosen to regularly add to their investment in the Funds by authorizing automatic monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                        Sincerely,


                                        /s/ Edward A. Taber, III
                                        ___________________________
                                        Edward A. Taber, III
                                        President

August 4, 1998

Portfolio Managers' Comments
Global Government Trust

MARKET OVERVIEW

  For most of the first half of this year, fixed-income markets were dominated by events overseas. Following a first-quarter remission, the Asian flu re-emerged, and the emerging markets quickly joined the list of victims. The US launched a surprise bailout of the Japanese yen in an attempt to limit the spread of the disease. Global economic tensions rose as the yen fell, commodity prices fell, Asian economies plumbed the depths of recession, and emerging market debt spreads widened to near-default levels. In typical bad-news-is-good-news fashion, global turmoil and deflating commodity prices helped most developed country bond yields decline, while the dollar rose against most currencies.

FUND PERFORMANCE

  Though most developed country bond markets fared well in the first half of the year, from the Fund's perspective the global scene was mixed. The Fund was well positioned for declining yields, holding a long duration position in dollar bloc bonds, and a severe underweighting to Japanese bonds where the yen also contributed to underperforming returns. However, these contributions were largely offset by the negative impact of the dramatic widening in spreads on emerging market debt and South African debt which the Fund held. In addition, the dollar continued to rise against most currencies, also offsetting some of the favorable impact of higher bond prices. By the time the dust had settled, the Global Government Trust generated a total return of 1.9% for the six months ended June 30, 1998, reflecting a combination of income, capital gains and currency losses. This represented a moderate degree of underperformance relative to the 2.8% total return of the Fund's benchmark, the Salomon Brothers World Government Bond Index during the same period.

MARKET COMMENTARY AND OUTLOOK

  After many years of tight money, the Fed has succeeded in sharply reducing the rate of inflation, but it has also set in motion two major and conflicting forces: tight labor markets and the rising wages that accompany them are clashing with zero pricing power to gradually squeeze corporate earnings. Low inflation has fueled investment-led growth and technology-led productivity gains, making labor scarce as it becomes more valuable. But a strong dollar and falling commodity prices place severe limits on the pricing power of most businesses.

  This conflict eventually will be resolved in the form of slower growth in corporate earnings, a moderation in the pace of hiring, and finally, a moderation in the pace of overall growth.

  Meanwhile, as a similar earnings squeeze slowly percolates through the global economy, firms (and economies) that are heavily indebted in dollars and/or exposed to commodity prices are suffering from a rapid escalation in their effective debt burdens. Indeed, this is a fairly accurate description of the dilemma facing most Asian and some emerging market economies today. Via its impact on global economies, tight money has begun to impact our own economy, as evidenced by a sharp dropoff in exports and a pronounced slowdown in the manufacturing sector. Falling prices and lower interest costs have kept retail sales fairly robust, but the overall economy cannot long avoid the fallout from the devastation in Asia, one-third of global GDP.

  Once the cracks in the US economy begin to widen, the door will open to Fed ease. This eventually will allow short-term rates to fall, but long-term rates are likely to lag (note: although it typically pro-vides short-term relief, Fed easing eventually makes the bond market nervous), thus leading to a gradual steepening of the yield curve over time. In the interim, the Fed's resolute determination to fight even the hint of inflation will keep short rates on hold, thus leaving open the possibility of an inversion of the curve as long rates continue to track the downward trend of inflation.

  We expect that European economies are also likely to be affected by the Asian recession, though the Asian drag on exports should be offset somewhat by the emerging strength of domestic demand, with the notable exceptions being Germany and Italy, which could experience a slower pace of growth near term. Taken together, we expect that the conjunction of moderate growth in domestic demand, weaker exports, high unemployment levels, tight fiscal policies and weak commodity prices will keep inflationary pressures muted throughout Europe. Low inflation fundamentals and a slow buildup in demand for the new unified Euro currency should allow monetary policy to remain moderately accomodative yet bond-friendly. The UK stands out, however, as the Bank of England, like the Fed, remains concerned that tight labor markets are potentially inflationary. With policy likely to remain tight for some time, the UK yield curve may invert further still.

  The outlook for Asia and Japan will be dominated by government attempts to resolve what appears to be pandemic recessionary conditions. Although global capital markets have been lightning quick to castigate Japan (and most other Asian economies) for failing to adopt the proper policy initiatives, the eventual solutions will likely play out over a timeline measured in years. That's because the major obstacles to rapid progress, which appear to be cultural, political, and structural, cannot be quickly overcome. Still, the path to recovery seems fairly clear at this point: policies sooner or later must take the form of tax cuts, financial market restructuring, and market deregulation. The key to success will be both the timing and the speed with which these measures are implemented.

  Not to be overlooked amidst all the fuss over Asia are the opportunities which are being created in the emerging market sector. Although a scenario in which all emerging market countries default seems highly unlikely, today's 600 basis point(1) spread on emerging market debt implies a 30-40% probability that such a catastrophe will actually happen! That's a big silver lining behind the Asian cloud, since there are a number of emerging market countries that continue to enjoy attractive fundamentals in spite of the Asian turmoil.

STRATEGY

  Consistent with this view, we anticipate remaining overweight duration in the dollar bloc and European countries in anticipation of further declines in yields. Japanese bond and currency exposure will remain severely underweight, as fiscal policy disappointments and the government's inability to resort to tighter monetary policy could weaken the yen, and successful attempts to restart the economy should lead to higher interest rates over time. Our major focus will be on spread products in the US and on emerging market debt, in the belief that spreads at current levels are exceptionally attractive from a long-term perspective. We are also overweight long maturity bonds in Italy in anticipation of a gradual easing of monetary policy as the final European Monetary Union ("EMU") deadline approaches.

                                                Western Asset Management Company

August 3, 1998

---------
(1) 100 basis points = 1%

Portfolio Managers' Comments
International Equity Trust

  The total return for the Legg Mason International Equity Trust was 18.1% for the six months ended June 30, 1998, compared with the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index return of 16.1%.

  Over the longer-term, the Fund has also performed above the index. The Fund's average annual total return for the three years ended June 30, 1998, was 13.3%, compared with 11.0% for the EAFE Index. Over the three-year period, the Fund has outperformed the Lipper Analytical Services, Inc. international fund average's annualized total return of 12.8%.

  The Fund's positive contribution to return for the six months came from stock selection. In Europe, for example, stock selection was particularly strong in Switzerland, France and Belgium. In addition, country selection overall was positive. Most notably, the Fund's underweighted position in Japan added value, as that market declined 2.5% over the period.

  Japan saw little substantive action toward recovery. Estimates of a complete bailout are as much as 10% to 15% of GDP but delays have led to even higher costs in economic growth. The weak yen is driven by the fundamentals of the economy. Although there is potential short-term benefit for export companies, longer-term results are expected to remain weak. On top of fundamental problems, capital outflow into US treasuries has made the yen weaken further. The consumer surveys are pessimistic, near the 20-year lows set in 1993, and consumer participation is crucial to a recovery.

  Our earnings expectation rating for Japan remains in the lowest quintile compared with other countries. Valuations throughout Asia including Japan have fallen to levels not seen since the early 1980s, but earnings are still revising downward, and technical momentum is negative. We continue to underweight Japan although we find many attractive, well-managed companies in that market with below average p/e ratios and higher growth expectations.

  The return for the European region was 26.7%, well ahead of the EAFE Index. Among the larger markets, the UK's return was 15.7%; Germany, 36.7%; France, 38.9%; and Switzerland, 20.7%.

  Investors perceive Europe to be a safe haven. Economic growth continues to strengthen throughout continental Europe, and EMU is progressing smoothly. Monetary policy remains stimulative. Inflation is low, investment spending is on a strong track due to corporate restructuring, and the export picture remains positive despite the problems in Asia. Consensus earnings estimates for Europe are better on average than for the rest of the world.

  We emphasize stock selection with a secondary focus on country selection. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. We customize stock selection by market, based on which attributes are most predictive of excess return within each country. For portfolio construction, we systematically balance the expected returns of stocks with risk and country constraints. We combine expectations with our proprietary country ratings to determine optimal stock and country target weights.

  We will continue to overweight Europe and underweight Asia for the Fund until we see signs of a bottom in earnings estimate revision and relative strength indicators in the Asian countries. The Fund's exposure to emerging markets was minimal over the period. The Fund is well diversified across countries and industries.

  Overall, the Fund's estimated EPS growth rate is 16.4%, higher than the 13.7% estimate for the MSCI EAFE Index. The estimated p/e ratio is 12.9x, significantly lower than the 21.5x estimate for the index. The Fund has a growth-to-p/e ratio more attractive than that of the market.


                                         Batterymarch Financial Management, Inc.

August 3, 1998

Portfolio Managers' Comments
Emerging Markets Trust

  The total return for the Legg Mason Emerging Markets Trust was -15.3%(1) for the six months ended June 30, 1998, compared with -18.9% for the Morgan Stanley Capital International Emerging Markets Free ("MSCI EMF") Index. While absolute returns were disappointing, the Fund slightly outperformed the Lipper Analytical Services, Inc. ("Lipper") emerging markets average's total return of -15.6%.

  Over the longer-term, the Fund has also performed above the index. The Fund's average annual total return for the two years ended June 30, 1998, was -8.6% compared with -17.1% for the index. The Fund has also performed better than the Lipper average of -11.0%.

  Stock selection overall benefited the Fund for the six months ended June 30, 1998. The portfolio was underweighted in Asia, where the regional index return(2) was particularly weak at -22.4%. The Fund has favored China and Hong Kong; good stock selection in those markets helped the relative return.

  Stock selection in Latin America was positive, particularly in Brazil. The Fund's largest weightings in the region are in Brazil and Mexico; Brazil outperformed the region while Mexico lagged. The Fund also benefited from investments in the MSCI EMF region of Europe, the Middle East and Africa.

  Emerging markets have lived up to their reputation for volatility, and returns have been more than disappointing. Emerging market returns were positive in the first quarter, driven by an Asian rally, and significantly down in the second, fueled by negative sentiment over concerns ranging from the economic recovery in Japan and Asia to currency destabilization in Russia. Money flows and investor sentiment contributed heavily to short-term market declines. These short-term, emotional reactions should eventually prove rewarding for long-term investors.

  Looking ahead, the investment debate continues to turn on how much exposure Southeast Asia warrants. If the experience of Mexico in 1995 provides any guidance, Asian markets may remain directionless for two years. It is still not clear that all Asian governments are committed to improving the conditions of their finance systems.

  Valuations in Latin America, at their customary discount to other emerging markets, appear compelling when combined with expectations for continued economic and corporate earnings growth. In Brazil, valuations are particularly attractive as the market is trading at only 7.5x forward earnings, and earnings growth of 15% to 20% is still expected this year and next. While Mexico remains among the region's--and the world's--strongest economies, the equity market continues to feel the pressure of low oil prices.

  The Emerging Markets Team is finding more attractive stocks today throughout emerging markets than at any time since the Mexican peso crisis, both for prospective growth and on valuations. However, the core problems in Asia require painful and disciplined solutions, particularly in the banking sector. As such, we continue to focus the portfolio on high quality holdings, in the most solid countries and sectors.

  Our investment strategy seeks quality growth stocks at attractive valuations. In selecting stocks, we research our universe of stocks for attractive growth opportunities at reasonable valuations and use proprietary measures of growth and valuation that we tailor to each market. We use both fundamental analysis (review of management, competitive resources, market position and financial condition to develop qualitative stock opinions) and quantitative valuation (earnings expectations, growth, valuation and technical factors).

  The Fund's estimated EPS growth rate is 23.9% compared with 19.4% for the MSCI EMF Index and the Fund's estimated p/e ratio is 8.0x compared with 10.9x for the market. Thus, the Fund's growth-to-p/e ratio is well above that of the market. The Fund is well diversified across industry sectors and invested in 30 markets.


                                         Batterymarch Financial Management, Inc.

August 3, 1998

---------
(1) Excluding the 2% redemption fee assessed on shares redeemed within one year of purchase.
(2) MSCI EMF Asia Index

Performance Information
Legg Mason Global Trust, Inc.

TOTAL RETURN FOR ONE, FIVE YEARS AND LIFE OF FUNDS, AS OF JUNE 30, 1998

      The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a portfolio's net assets per share, plus dividends and any capital gain distributions. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

      The Funds' total returns as of June 30, 1998 were as follows:

                                      Global        International     Emerging
                                    Government         Equity          Markets
                                     Trust(A)         Trust(B)        Trust(C,D)
------------------------------------------------------------------------------------
 Average Annual Total Return
   One Year                            +0.48%           +5.73%        -34.42%
   Five Years                          +6.62             N.A.           N.A.
   Life of Fund                        +6.36           +13.08          -8.13

 Cumulative Total Return
   One Year                            +0.48%           +5.73%        -34.42%
   Five Years                         +37.76             N.A.           N.A.
   Life of Fund                       +37.90           +51.33         -16.27
------------------------------------------------------------------------------------

(A) Inception of Global Government Trust -- April 15, 1993
(B) Inception of International Equity Trust -- February 17, 1995
(C) Inception of Emerging Markets Trust -- May 28, 1996
(D) Returns do not include the 2.0% redemption fee assessed on shares redeemed within twelve months of purchase.

Industry Diversification
Legg Mason Global Trust, Inc.
June 30, 1998 (Unaudited)

International Equity Trust

                                % of Net     Market
                                 Assets       Value
-----------------------------------------------------
                                              (000)
Aerospace                         1.5%      $  4,393
Agriculture/Food                  0.8          2,193
Air Transport                     1.5          4,279
Aluminum                          0.2            529
Banks                             8.7         24,862
Business Machines                 0.9          2,591
Chemicals                         1.4          4,132
Construction                      6.7         19,077
Consumer Durables                 0.7          1,918
Containers                        0.5          1,303
Drugs/Medicine                    0.2            728
Electric Utilities                0.4          1,247
Electronics                       5.2         14,761
Finance                          19.1         54,652
Food, Beverage and Tobacco        2.3          6,560
Gas Utilities                     1.2          3,530
Health (Non-Drug)                 0.3            794
Hotel/Restaurant                  N.M.            89
Insurance                         6.8         19,366
Iron & Steel                      1.2          3,322
Miscellaneous                     0.4          1,220
Motor Vehicles                    8.6         24,513
Non-Ferrous Metals                3.1          9,001
Oil Refining/Distribution         2.1          5,977
Oil Service                       1.6          4,486
Paper                             1.0          2,936
Photo/Optical                     0.9          2,599
Producer Goods                    1.1          3,186
Publishing                        0.6          1,704
Railroads/Transit                 N.M.            33
Real Property                     0.6          1,709
Retail (Non-Food)                 0.4          1,133
Services                          4.1         11,760
Telecommunications                9.2         26,266
Tire & Rubber                     1.2          3,394
Trucking/Freight                  3.1          8,872
Water Transport                   0.2            563
Short-term Investments            2.1          6,153
                                -----       --------
Total Investment Portfolio       99.9        285,831
Other Assets Less Liabilities     0.1            229
                                -----       --------
NET ASSETS                      100.0%      $286,060
                                =====       ========

N.M. Not meaningful


Emerging Markets Trust

                                % of Net     Market
                                 Assets       Value
-----------------------------------------------------
                                              (000)
Aerospace                         0.8%       $   452
Agriculture/Food                  1.0            564
Air Transport                     0.9            529
Apparel/Textiles                  1.6            950
Banks                             8.1          4,654
Business Machines                 3.1          1,775
Chemicals                         1.6            903
Coal & Uranium                    0.5            269
Construction                      5.7          3,297
Consumer Durables                 3.0          1,747
Domestic Oil Reserves             2.5          1,468
Drugs/Medicine                    1.4            800
Electric Utilities                6.1          3,516
Electronics                       1.9          1,092
Finance                           4.1          2,345
Food, Beverage and Tobacco        6.6          3,784
Gas Utilities                     1.0            552
Hotel/Restaurant                  0.5            278
Insurance                         1.4            789
Iron & Steel                      4.5          2,607
Media                             1.7            980
Miscellaneous                     8.6          4,979
Motor Vehicles                    3.4          1,956
Non-Ferrous Metals                0.1             56
Oil Service                       1.7          1,011
Precious Metals                   0.7            425
Producer Goods                    1.2            700
Real Property                     0.6            357
Retail (Non-Food)                 1.7            977
Services                          0.3            167
Telecommunications               19.9         11,491
Water Transport                   0.5            286
Short-term Investments            2.3          1,313
                                -----        -------
Total Investment Portfolio       99.0         57,069
Other Assets Less Liabilities     1.0            568
                                -----        -------
NET ASSETS                      100.0%       $57,637
                                =====        =======

Statement of Net Assets
Legg Mason Global Trust, Inc.
June 30, 1998  (Unaudited)
(Amounts in Thousands)

Global Government Trust

                                                      Maturity
                                          Rate          Date    Currency   Par      Value
-------------------------------------------------------------------------------------------
Long-term Debt Securities -- 93.2%
    Australian Dollar -- 1.5%
    Commonwealth of Australia             7.50%       9/15/09   AUD        2,600  $  1,866
                                                                                  --------
    British Sterling -- 14.8%
    Bayerische Hypotheken Bank            7%          2/25/00   GBP          880     1,452
    Daimler-Benz UK, PLC                  7%          2/25/00                500       825
    Harvard University                    6.875%      2/25/00                550       907
    Lloyd's Bank PLC                      9.625%      4/6/23                 900     2,047
    NTL, Inc.                             0%          4/1/08               1,500     1,509(B,C)
    United Kingdom Treasury Stock         7%          6/7/02               2,350     3,989
    United Kingdom Treasury Stock         8%          6/7/21                 900     1,954
    United Kingdom Treasury Stock         6%          12/7/28              2,200     3,983
    Welcome Break Financial PLC           8.284%      9/1/17                 800     1,534
                                                                                  --------
                                                                                    18,200
                                                                                  --------
    Canadian Dollar -- 1.8%
    Shaw Communications, Inc.             8.54%       9/30/27   CAD        3,000     2,182
                                                                                  --------
    Danish Krone -- 3.0%
    Unikredit Realkredit                  6%          10/1/29   DKK       25,756     3,635
                                                                                  --------
    European Currency Unit -- 1.0%
    Cellular Communications
      International, Inc.                 0%          4/1/05    ECU        1,600     1,265(B,C)
                                                                                  --------
    German Deutschmark -- 9.3%
    Deutsche Bundesrepublik               6%          7/4/07               9,800     5,914
    Esprit Telecom Group plc              11.50%      12/15/07             1,000       568
    Geberit International SA              10.125%     4/15/07              1,000       643
    German Unity Fund                     8.50%       2/20/01   DEM        5,900     3,620
    Netia Holdings, B.V.                  0%          11/1/07              1,650       608(B,C)
                                                                                  --------
                                                                                    11,353
                                                                                  --------
    Greek Drachma -- 1.4%
    Republic of Greece                    8.90%       3/21/04   GRD      500,000     1,669
                                                                                  --------
    Hungarian Forint -- 1.0%
    Government of Hungary                 16%         4/12/00   HUF      274,000     1,261
                                                                                  --------
    Italian Lira -- 13.9%
    Buoni del Tesoro Poliennali           8.50%       8/1/99    ITL   15,700,000    10,908
    Buoni del Tesoro Poliennali           4.75%       5/1/03          11,000,000     6,210
                                                                                  --------
                                                                                    17,118
                                                                                  --------

                                                      Maturity
                                          Rate          Date    Currency   Par      Value
-------------------------------------------------------------------------------------------
    Polish Zloty -- 1.1%
    Government of Poland                  14%         6/12/00   PLN        5,000  $  1,323
                                                                                  --------
    South African Rand -- 1.7%
    Republic of South Africa              13%         8/31/10   ZAR       13,900     2,069
                                                                                  --------
    Spanish Peseta -- 1.9%
    Kingdom of Spain                      6%          1/31/29   ESP      350,000     2,359
                                                                                  --------
    Swedish Krona -- 2.9%
    Kingdom of Sweden                     13%         6/15/01   SEK       23,000     3,557
                                                                                  --------
    United States Dollar -- 37.9%

    Corporate -- 2.2%
    Cathay International Ltd.             13%         4/15/08   USD          750       652(F)
    Globo Communicacoes e Participatos    10.625%     12/5/08                650       582(F)
    IBJ Preferred Capital Corp. LLC       8.79%       12/29/49               500       457(B,C,F)
    Interamericas Communications          14%         10/27/07               500       485(B,F)
    SBTreasury Company LLC                9.40%       12/29/49               500       497(B,C,F)
                                                                                  --------
                                                                                     2,673
                                                                                  --------
    Foreign Government -- 13.4%
    Kingdom of Morocco                    4.25%       1/1/09               6,000     5,145(F)
    Petroleos Mexicanos                   8.85%       9/15/07              2,750     2,640(F)
    Republic of Brazil                    6.875%      1/1/01               1,120     1,084(A,F)
    Republic of Brazil                    8%          4/15/14              4,641     3,330(D,F)
    Republic of South Korea               8.875%      4/15/08              1,000       907(A,F)
    United Mexican States                 11.375%     9/15/16              3,000     3,326(F)
                                                                                  --------
                                                                                    16,432
                                                                                  --------
    U.S. Government Obligations -- 22.3%
    United States Treasury Notes          6.125%      8/15/07             17,950    18,676
    United States Treasury Bonds          6%          2/15/26              5,000     5,202
    United States Treasury Bonds          6.125%      11/15/27             3,300     3,536
                                                                                  --------
                                                                                    27,414
                                                                                  --------
    Total Long-term Debt Securities  (Identified Cost -- $113,168)                 114,376
------------------------------------------------------------------------------------------
Short-term Investments --  4.8%
    Corporate -- 0.5%
    ING Bank N.V.
      Libor/Philippine T-Bill Note        6.6992%     2/12/99                600       620(A,E,F)
                                                                                  --------

Legg Mason Global Trust, Inc.

                                                      Maturity
                                          Rate          Date    Currency   Par      Value
-------------------------------------------------------------------------------------------
    Italian Lira -- 1.2%
    Buoni del Tesoro Poliennali           8.5%        8/01/99   ITL    2,500,000  $  1,459
                                                                                  --------
    Repurchase Agreements -- 3.1%
    J.P. Morgan Securities, Inc.
      5.70%, dated 6/30/98, to be repurchased at $3,742 on 7/1/98
      (Collateral: $3,595 Fannie Mae Medium-term Notes,
      6.47% due 8/13/07, value $3,908)                          USD        3,741     3,741
                                                                                  --------
                                                                         Actual
                                                                        Contracts
                                                                        ---------
    Options Purchased -- N.M.
    Government of Japan #202 Euro Call
      July 98, Strike Price $104.978                            JPY        3,000        16
    Republic of South Africa #153 Euro Put
      July 98, Strike Price $15.25                              ZAR           28        20
                                                                                  --------
                                                                                        36
                                                                                  --------
    Total Short-term Investments  (Identified Cost -- $5,824)                        5,856
------------------------------------------------------------------------------------------
    Total Investments -- 98.0%  (Identified Cost -- $118,992)                      120,232
    Other Assets Less Liabilities -- 2.0%                                            2,415
                                                                                  --------
    Net assets consisting of:
    Accumulated paid-in capital applicable to 12,812
      shares outstanding                                                $129,969
    Overdistributions of net investment income                            (5,024)
    Accumulated net realized loss on investments and currencies           (3,588)
    Unrealized appreciation of investments and currency transactions       1,290
                                                                        --------
    Net assets -- 100.0%                                                          $122,647
                                                                                  ========
    Net asset value per share                                                        $9.57
                                                                                  ========

--------------------------------------------------------------------------------
(A) Indexed Security -- The rate of interest earned on each security is tied to the London Interbank Offered Rate (LIBOR). The coupon rate for each is the rate as of June 30, 1998.
(B) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers.
(C) Stepped coupon security -- A bond or preferred stock which amortizes to par by a specific date at which time it begins to accrue interest or pay dividends.
(D) Front Loaded Interest Reduction Bond (FLIRB) -- Security pays a portion of the coupon in cash and a portion is capitalized as an increase in par value.
(E) Total maturity value is linked to the value of the Phillipine T-Bill and Phillipine Peso.
(F) Yankee Bond -- Dollar-denominated bond issued in the U.S. by foreign entities.
N.M. Not meaningful

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
June 30, 1998  (Unaudited)
(Amounts in Thousands)

International Equity Trust

                                                                       Shares/Par  Value
------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 96.0%

    Argentina -- 0.7%
    Telefonica de Argentina S.A.                                            644   $  2,086
                                                                                  --------

    Australia -- 2.8%
    Amcor Ltd.                                                              193        847
    Australia & New Zealand Bank Group Ltd.                                 422      2,919
    CSR Limited                                                             265        767
    GIO Australia Holdings Limited                                          218        561
    Goodman Fielder Limited                                                 481        702
    Orica Limited                                                           102        604
    Westpac Banking Corporation Ltd.                                        242      1,477
                                                                                  --------
                                                                                     7,877
                                                                                  --------
    Austria -- 0.9%
    OMV AG                                                                   20      2,614
                                                                                  --------

    Belgium -- 3.8%
    Compagnie Belge de Participations Paribas SA                             37      2,570
    Cie Financiere Europeene et d'Outre-Mer SA                                3        503
    Fortis AG                                                                 2        613
    Groupe Bruxelles Lambert SA                                               5      1,090
    Kredietbank NV                                                           32      2,865
    Societe Generale de Belgique                                             13      2,203
    Solvay                                                                   13      1,063
                                                                                  --------
                                                                                    10,907
                                                                                  --------
    Brazil -- 0.1%
    Companhia Paulista de Forca e Luz-- CPFL                              1,900        194(A)
                                                                                  --------

    Chile -- 0.4%
    Enersis S.A. ADR                                                         50      1,234
                                                                                  --------

    Denmark -- 1.2%
    Ratin A/S                                                                10      2,065(A)
    SAS Danmark A/S                                                          32        633
    Sophus Berendsen A/S                                                     10        405
    Superfos A/S                                                             12        323
                                                                                  --------
                                                                                     3,426
                                                                                  --------
    Finland -- 1.8%
    Kesko Oyj                                                                55        868
    Metsa-Serla Oyj                                                         216      2,093
    Rautaruukki OY                                                          245      1,877
    The Rauma Group                                                          18        361
                                                                                  --------
                                                                                     5,199
                                                                                  --------


Legg Mason Global Trust, Inc.

                                                                       Shares/Par  Value
------------------------------------------------------------------------------------------------
    France -- 9.6%
    Alcatel Alsthom                                                           4   $    774
    Bollore Technologies SA                                                   7      1,258
    Ciments Francais                                                         28      1,653
    Coflexip SA                                                              11      1,334
    Compagnie Generale de Geophysique SA                                      7      1,071(A)
    Compagnie Generale d'Industrie et de Participations                       3      1,480
    Equipements et Composants pour l'Industrie Autombile                      4      1,112
    Eridania Beghin-Say SA                                                    5      1,104
    Groupe GTM                                                               13      1,309
    Lafarge SA                                                               33      3,411
    Moulinex                                                                 67      1,741(A)
    Pechiney SA                                                               8        306
    PSA Peugeot Citroen                                                      18      3,871
    Renault SA                                                               78      4,443
    Total SA                                                                 16      2,028
    Vallourec SA                                                              7        559
                                                                                  --------
                                                                                    27,454
                                                                                  --------
    Germany -- 14.3%
    Bankgesellschaft Berlin AG                                               22        456
    BASF AG                                                                  40      1,878
    Bayerische Motoren Werke (BMW)AG                                          2      2,297
    Bayerische Vereinsbank AG                                                47      4,030
    BHF-Bank AG                                                              17        648
    Continental AG                                                           82      2,581
    Daimler-Benz AG                                                           9        881
    Daimler-Benz AG - Rights                                                  9         10(A)
    Deutsche Bank AG                                                         55      4,688
    Deutsche Lufthansa AG                                                   145      3,648
    Deutsche Pfandbrief-und Hypothekenbank AG                                20      1,629
    Deutsche Telekom                                                       N.M.          1
    Dresdner Bank AG                                                         71      3,828
    Fried Krupp AG Hoesch-Krupp                                               8      1,446
    IWKA AG                                                                   2        434
    Preussag AG                                                               8      3,045
    SKW Trostberg                                                            11        388
    Thyssen AG                                                               14      3,474
    Volkswagen AG                                                             6      5,412
                                                                                  --------
                                                                                    40,774
                                                                                  --------
    Greece -- 0.4%
    Ergo Bank S.A.                                                           14      1,203
                                                                                  --------

                                                                       Shares/Par  Value
------------------------------------------------------------------------------------------------
    Hong Kong -- 4.5%
    Champion Technology Holdings                                         22,572   $    772
    Cheung Kong Holdings                                                    297      1,460
    CLPHoldings Limited                                                     732      3,335
    Citic Pacific Ltd.                                                      384        679
    Dickson Concepts International Ltd.                                      24         33
    FPB Bank Holding Company Limited                                        253         30
    Hon Kwok Land Investment Limited                                        788         82
    Hong Kong Telecommunications Ltd.                                     1,899      3,567
    HSBC Holdings plc                                                        81      1,993
    Innovative International Holdings                                       698        131
    Innovative International Holdings - Warrants                             70       N.M.(A)
    Peregrine Investment Holdings Limited                                   256       N.M.(A,B)
    Smartone Telecommunications                                             151        368
    Sun Hung Kai Properties Ltd.                                             39        166
    Wing Hang Bank Ltd.                                                     131        175
    Wong's International Holdings Ltd.                                      501         98
    Wong's International Holdings Ltd. - Warrants                           100          2(A)
                                                                                  --------
                                                                                    12,891
                                                                                  --------
    Ireland -- 2.3%
    Allied Irish Banks plc                                                  202      2,914
    Bank of Ireland                                                          92      1,879
    Irish Life Plc                                                           67        620
    Jefferson Smurfit Group Plc                                             431      1,283
                                                                                  --------
                                                                                     6,696
                                                                                  --------
    Israel -- 0.5%
    Bezeq Israeli Telecommunication Corporation Ltd.                        436      1,388
                                                                                  --------

    Italy -- 6.2%
    Autostrada Torino-Milano S.p.A                                           11        202
    Banca Agricola Mantovana                                                 50        790
    Banca Commerciale Italiana                                              199      1,192
    Banca Popolare di Bergamo Credito Varesino SpA                          123      2,526
    Banca Popolare di Brescia                                                78      1,469
    ENI                                                                     353      2,316
    Fiat SpA                                                                109        479
    Istituto Mobiliare Italiano S.p.A                                        22        345
    Italmobiliare                                                            54      1,626
    Magneti Marelli                                                         164        361
    Mondadori (Arnoldo) Editore S.p.A                                        61        715
    Telecom Italia SpA                                                      785      5,785
                                                                                  --------
                                                                                    17,806
                                                                                  --------

Legg Mason Global Trust, Inc.

                                                                       Shares/Par  Value
------------------------------------------------------------------------------------------------
    Japan --  6.2%
    Canon Incorporated                                                       48    $ 1,094
    Citizen Watch Company                                                   208      1,722
    Eisai Company Ltd.                                                     N.M.          2
    Furukawa Electric                                                       572      1,932
    Hitachi Cable                                                           105        507
    Iwate (Bank of) Limited                                                  18        864
    Jaccs Company                                                            99        524
    Katokichi Company                                                         3         36
    Kawasaki Kisen Kaisha Ltd.                                              671      1,165
    Kishu Paper Company                                                      10         22
    Konica Corporation                                                      409      1,849
    Kyowa Hakko Kogyo Co. Ltd.                                              183        728
    Marubeni Corporation                                                    118        236
    Maruzen Showa Unyu Co.                                                    6         12
    Mitsui Trust & Banking                                                  415        982
    Nichicon Corporation                                                     43        482
    Olympus Optical Co., Ltd.                                                53        462
    Ricoh Company                                                           110      1,162
    Rohm Company                                                             14      1,443
    Sony Corporation                                                         10        864
    Sumitomo Trust & Banking Corporation                                     53        238
    TDK Corporation                                                          19      1,408
                                                                                  --------
                                                                                    17,734
                                                                                  --------

    Malaysia -- 0.1%
    Malayan Cement Berhad                                                   507        165
                                                                                  --------

    Mexico -- 0.3%
    Desc S.A. de C.V.                                                        32        162
    Telefonos de Mexico SA                                                  280        672
                                                                                  --------
                                                                                       834
                                                                                  --------
    Netherlands -- 6.7%
    ABN Amro Holding N.V.                                                    29        684
    ASR Verzekeringsgroep N.V.                                                5        382
    Aegon N.V.                                                               36      3,161
    Fortis Amev NV                                                            7        425
    Fugro N.V.                                                               12        494
    Hollandsche Beton Groep N.V.                                             21        438
    ING Groep NV                                                             82      5,363
    ING Groep NV - Coupons                                                   42         27(A)
    Internatio-Muller N.V.                                                   45      1,524

                                                                       Shares/Par  Value
------------------------------------------------------------------------------------------------
    Netherlands -- continued
    Koninklijke Ahrend NV                                                    10   $    343
    Koninklijke Ahrend NV - Coupons                                          10          6(A)
    Koninklijke Van Ommeren N.V.                                             43      1,819
    NBM-Amstelland N.V.                                                      37      1,153
    NBM-Amstelland N.V. - Coupons                                            31         22(A)
    Roto Smeets D Boerd                                                      17        778
    Volker Wessels Stevin N.V.                                               84      2,482
                                                                                  --------
                                                                                    19,101
                                                                                  --------
    New Zealand -- 1.1%
    Telecom Corporation of New Zealand Limited                              731      3,020
                                                                                  --------
    Norway -- 2.1%
    Aker RGI ASA - B Shares                                                   4         51
    Den Norske Bank A/S                                                     479      2,513
    Ekornes ASA                                                              14        169
    Hafslund ASA                                                              4         15
    NCL Holdings                                                            250      1,238(A)
    Nycomed Amersham plc                                                    105        779
    Saga Petroleum AS                                                        71      1,099
                                                                                  --------
                                                                                     5,864
                                                                                  --------
    Portugual -- 1.8%
    Cimpor-Cimentos de Portugal, SGPS, SA                                    36      1,248
    Portugal Telecom S.A.                                                    59      3,111
    Semapa-Sociedade de Investimento e Gestao, SGPS, SA                      33        839
                                                                                  --------
                                                                                     5,198
                                                                                  --------
    Singapore -- 0.2%
    Creative Technology Limited                                              32        390(A)
    Oversea-Chinese Banking Corporation Ltd.                                 88        300
                                                                                  --------
                                                                                       690
                                                                                  --------
    South Korea -- 0.3%
    Daewoo Corporation                                                      119        285
    Samsung Heavy Industries                                                113        554(A)
                                                                                  --------
                                                                                       839
                                                                                  --------
    Spain -- 5.4%
    Banco Bilbao Vizcaya                                                     135      6,923
    Banco Central Hispanoamericano                                            44      1,389
    Corporacion Bancaria de Espana SA                                        110      2,477
    Iberdrola S.A.                                                           140      2,267
    Tabacalera SA                                                             89      1,812
    Telefonica de Espana                                                      15        717
                                                                                   --------
                                                                                     15,585
                                                                                   --------

Legg Mason Global Trust, Inc.

                                                                       Shares/Par  Value
------------------------------------------------------------------------------------------------
    Sweden -- 2.9%
    Electrolux AB                                                            130   $  2,230
    ForeningsSparbanken AB                                                    26        788
    Granges AB                                                                12        223(A)
    Svedala Industri                                                          40        930
    Volvo AB                                                                 139      4,145
                                                                                   --------
                                                                                      8,316
                                                                                   --------

    Switzerland -- 5.1%
    Ascom Holding AG                                                           1      1,267(A)
    Credit Suisse Group                                                       11      2,407
    Danzas Holding AG                                                          1        216
    Fotolabo S.A.                                                              1        296
    Georg Fischer AG                                                        N.M.        156
    Holderbank Financiere Glarus AG                                            2      2,861
    Kuoni Reisen Holdings AG                                                N.M.         89
    Rieter Holdings Ltd.                                                       2      1,456
    Schweizerische Ruckvericherungs-Gesellschaft                               2      5,801
                                                                                   --------
                                                                                     14,549
                                                                                   --------

    Turkey -- 0.6%
    Yapi ve Kredi Bankasi, A.S.                                           27,531        703
    Tofas Oto Ticaret A.S.                                                25,486      1,077
                                                                                   --------
                                                                                      1,780
                                                                                   --------

    United Kingdom -- 13.7%
    Asda Group plc                                                           237        814
    Bank of Scotland                                                         181      2,033
    Barratt Developments PLC                                                 238      1,048
    Bass PLC                                                                 174      3,255
    British Aerospace PLC                                                    144      1,100
    British Telecommunications plc                                           250      3,089
    Daily Mail and General Trust                                               5        208
    English China Clays plc                                                  159        550
    Ladbroke Group plc                                                       508      2,792
    Lex Service plc                                                          215      1,791
    Lloyds TSB Group plc                                                     515      7,205
    Misys plc                                                                 24      1,374
    National Westminster Bank PLC                                            155      2,779
    PowerGen plc                                                             168      2,323
    Prudential Corporation                                                   232      3,064
    Rugby Group plc                                                           89        165
    Scottish & Newcastle PLC                                                 103      1,454

                                                                       Shares/Par  Value
------------------------------------------------------------------------------------------------
    United Kingdom -- Continued
    Wickes plc                                                                56   $    265(A)
    WPP Group plc                                                            585      3,833
                                                                                   --------
                                                                                     39,142
                                                                                   --------
    Total Common Stocks and Equity Interests  (Identified Cost -- $220,581)         274,566
------------------------------------------------------------------------------------------------
Preferred Stocks -- 1.8%
    Brazil -- 0.4%
    Telecomunicacoes Brasileiras                                          11,000      1,197
                                                                                   --------

    Germany -- 0.3%
    Rheinmetall AG                                                            28        802
                                                                                   --------

    Italy --  1.1%
    Banca Nazionale del Lavoro (BNL)                                          98      2,592
    IFI Istituto Finanziario                                                  24        508
                                                                                   --------
                                                                                      3,100
                                                                                   --------

    United Kingdom -- N.M.
    Wessex Water plc                                                          14         13
                                                                                   --------
    Total Preferred Stocks  (Identified Cost-- $4,640)                                5,112
------------------------------------------------------------------------------------------------
Repurchase Agreements  -- 2.1%
    Lehman Brothers, Inc.
      5.95%, dated 6/30/98, to be repurchased at $6,154 on 7/1/98
      (Collateral: $6,398 Freddie Mac Mortgage-backed securities,
      6% due 5/1/13, value $6,363)
      (Identified Cost-- $6,153)                                        $  6,153      6,153
------------------------------------------------------------------------------------------------
    Total Investments-- 99.9%  (Identified Cost-- $231,374)                         285,831
    Other Assets Less Liabilities-- 0.1%                                                229
                                                                                   --------

    Net assets consisting of:
    Accumulated paid-in capital applicable to:
      20,561 Primary Shares outstanding                                 $240,246
           4 Navigator Shares outstanding                                     50
    Overdistributions of net investment income                              (257)
    Accumulated net realized loss on investments and currency
      transactions                                                        (8,092)
    Unrealized appreciation of investments and currency transactions      54,113
                                                                        --------

    Net assets -- 100.0%                                                           $286,060
                                                                                   ========
    Net asset value per share:
      Primary Class                                                                  $13.91
                                                                                     ======
      Navigator Class                                                                $13.93
                                                                                     ======
------------------------------------------------------------------------------------------------

(A)  Non-income producing
(B)  Issuer is in bankruptcy.
N.M. Not meaningful

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
June 30, 1998  (Unaudited)
(Amounts in Thousands)

Emerging Markets Trust

                                                                    Shares/Par      Value
-------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 89.5%

    Argentina -- 3.7%
    Banco Frances del Rio de la Plata S.A. ADR                          25        $   564
    IRSA Inversiones y Representaciones S.A.                           121            357
    Quilmes Industrial SA ADR                                           61            593
    YPFSociedad Anonima ADR                                             21            628
                                                                                  -------
                                                                                    2,142
                                                                                  -------
    Brazil -- 9.7%
    Brazil Realty S.A. GDS                                              16            330(B)
    Centrais Electricas Braseiras S/A                               14,733            433
    Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR        16            362
    Companhia de Eletricidade do Estado do Rio de Janeiro          980,900            483(A)
    Companhia Energetica de Minas ADR                                   17            530
    Gerdau Metalurgica  S/A                                             79              2
    Rossi Residencial S.A. GDS                                          36            165(B)
    Telecomunicacoes Brasileiras S/A ADR                                15          1,662
    Telecomunicacoes Brasileiras S/A                                13,847          1,102
    Uni<o de Bancos Brasileiros SA GDS                                  19            549
                                                                                  -------
                                                                                    5,618
                                                                                  -------
    Chile -- 2.0%
    Chilectra S.A. ADR                                                  26            554
    Linea Aerea Nacional Chile SA ADR                                   51            415(A)
    Sociedad Quimica y Minera de Chile ADR                               6            214
                                                                                  -------
                                                                                    1,183
                                                                                  -------
    China -- 6.7%
    Bengang Steel Plates Co., Ltd.                                   1,000            174(A)
    Brilliance China Automotive Holdings, Ltd.                         160          1,680
    China International Marine Containers Ltd.                         220            114
    Guangdong Kelon Electric Holding                                   350            276
    Heilongjiang Electric Power Co. Ltd.                               375            143(A)
    Huaneng Power International, Inc. ADR                               22            302(A)
    Shandong Huaneng Power Company Ltd. ADR                             30            161
    Shenzhen Expressway Company Limited                              1,500            277(B)
    Shenzhen Konka Electronics Group Limited                           227            204
    Zhejiang Southeast Electric Power Co., Ltd.                      1,850            518
                                                                                  -------
                                                                                    3,849
                                                                                  -------
    Croatia -- 0.7%
    Pliva d.d. GDR                                                      25            406(B)
                                                                                  -------


                                                                    Shares/Par      Value
-------------------------------------------------------------------------------------------
    Czech Republic -- 0.4%
    Ceske Radiokomunikace GDR                                           11         $  228(A,B)
                                                                                  -------

    Egypt -- 2.1%
    Arabian International Construction                                   8            338(A)
    Egypt Investment Company Ltd.                                       14            199(A,B)
    International Food Egypt                                             5             94(A)
    Miraco International B.V.                                            2             50(A)
    Orascom Project for Development                                   N.M.            218(A)
    Oriental Weavers Co.                                                14            291(A)
                                                                                  -------
                                                                                    1,190
                                                                                  -------

    Estonia -- 0.1%
    Eesti Uhispank GDR                                                   8             60(A,B)
                                                                                  -------

    Ghana -- 0.5%
    Ashanti Goldfields Company Ltd. GDR                                 35            284
                                                                                  -------

    Greece -- 3.1%
    Hellenic Telecommunication Organization S.A.                        38            964
    Heracles General Cement S.A.                                        34            803
                                                                                  -------
                                                                                    1,767
                                                                                  -------
    Hong Kong -- 2.2%
    China Food Holdings Ltd.                                           500            132
    China Pharmaceutical Enterprise and Investment Corporation
      Limited                                                        2,249            177
    China Telecom (Hong Kong) Limited                                  100            174(A)
    Guangdong Brewery Holdings Limited                               1,600            122(A)
    Legend Holdings Limited                                            750            225(A)
    Pacific Ports Company Ltd.                                         750            105(A)
    Shum Yip Investment Limited                                        750            187
    Vanda Systems &Communication Holdings Ltd.                         700            126
                                                                                  -------
                                                                                    1,248
                                                                                  -------
    Hungary -- 1.7%
    Magyar Olaj Es Gazipari KT                                          20            537
    Magyar Tavkozlesi Rt. ADR                                            8            236
    Richter Gedeon Rt.                                                   3            217
                                                                                  -------
                                                                                      990
                                                                                  -------
    India -- 3.4%
    ITC Limited GDR                                                     57          1,277
    Reliance Industries GDR                                            100            660
                                                                                  -------
                                                                                    1,937
                                                                                  -------

Legg Mason Global Trust, Inc.

                                                                    Shares/Par      Value
-------------------------------------------------------------------------------------------
    Israel -- 3.8%
    Bank Hapoalim                                                       79         $  239(A)
    Bank Leumi Le - Israel                                              83            165
    Formula Systems (1985) Ltd.                                         13            451(A)
    Makhteshim Chemical Works Limited                                  149            473(A)
    NICE - Systems Ltd. ADR                                             12            437(A)
    Orbotech, Ltd.                                                      12            429(A)
                                                                                  -------
                                                                                    2,194
                                                                                  -------

    Kazakhstan -- 1.0%
    Regent Central Asia Fund                                            97            580(A)
                                                                                  -------

    Malaysia -- 2.8%
    Golden Hope Plantations Bhd                                        210            192
    Highlands & Lowlands Bhd                                           306            216
    Kumpulan Guthrie Berhad                                            424            245
    Malakoff Berhad                                                     81            149
    Petronas Gas Berhad                                                116            215
    Rothmans of Pall Mall (Malaysia) Berhad                             34            236
    Telekom Malaysia Bhd                                               145            245
    Tenaga Nasional Berhad                                             102            123
                                                                                  -------
                                                                                    1,621
                                                                                  -------
    Mexico -- 13.8%
    Biper S.A. de C.V.                                               1,252            497(A)
    Cemex SA de CV                                                     179            673(A)
    Corporation GEO, S.A. de C.V.                                      117            652(A)
    Empaques Ponderosa, S.A. de C.V.                                   865            539(A)
    Fomento Economico Mexicana, SA de C.V. ADR                          20            627(A)
    Grupo Financiero Banamex Accival, SA de CV                         285            555(A)
    Grupo Financiero Bancomer, S.A. de C.V.                          1,140            425
    Grupo Televisa SAGDR                                                20            753(A)
    Organizacion Soriana SA de CV                                      238            678
    Panamerican Beverages, Inc.                                         18            569
    Telefonos de Mexico SA                                             652          1,564
    Tubos de Acero de Mexico SA ADR                                     31            401
                                                                                  -------
                                                                                    7,933
                                                                                  -------

    Namibia -- 0.6%
    Namibian Minerals Corporation                                      145            328(A)
                                                                                  -------

    Philippines -- 0.1%
    Manila Electric Company                                             25             67
                                                                                  -------

                                                                    Shares/Par      Value
-------------------------------------------------------------------------------------------
    Poland -- 0.4%
    Mostostal-Warszawa SAGDR                                            32         $  220(A,B)
    Zaklady Plyt Wiorowych Grajewo                                       1             37(A)
                                                                                  -------
                                                                                      257
                                                                                  -------
    Romania -- 0.7%
    Societe Generale Romania Fund                                        5            403(A)
                                                                                  -------

    Russia -- 1.6%
    AO Surgutneftegaz ADR                                               71            284
    AO Taftneft ADR                                                     38            299(B)
    Lukoil Holding ADR                                                   6            185
    Unified Energy Systems GDR                                          13            170(A)
                                                                                  -------
                                                                                      938
                                                                                  -------
    Saudi Arabia -- 1.6%
    Saudi Arabian Investment Fund                                      125            953(A)
                                                                                  -------

    South Africa -- 7.0%
    Anglo American Corporation of South Africa Limited                  14            462
    Anglogold Limited                                                   16            651
    Billiton Plc                                                        28             56(A)
    C.G. Smith Limited                                                  60            166
    Driefontein Consolidated                                            63            326
    Rembrandt Group Limited                                            121            755
    Sasol Limited                                                       46            268
    Southern Africa Fund, Inc.                                          99          1,240
    Western Area Gold Mining                                            30             96
                                                                                  -------
                                                                                    4,020
                                                                                  -------
    South Korea -- 2.3%
    Daewoo Electronic Components Co.                                    30             79
    Hana Bank GDR                                                       32            114(A)
    Kookmin Bank Ltd.                                                   11             42
    Kookmin Bank Ltd. GDS                                               29            111(A,B)
    Korea Electric Power Corporation                                    20            213
    LG Insurance Company LTD.                                            8            158
    Pohang Iron & Steel Company Ltd.                                     3             73
    SK Corporation GDR                                                  63             74
    SK Telecom Co. Ltd.                                               N.M.             62
    Samsung Electronics Co.                                              7            217
    Samsung Fire & Marine Insurance                                      1            187
                                                                                  -------
                                                                                    1,330
                                                                                  -------
    Spain -- 0.5%
    Melia Inversiones Americanas, N.V.                                   6            277(A)
                                                                                  -------

Legg Mason Global Trust, Inc.

                                                                    Shares/Par      Value
-------------------------------------------------------------------------------------------
    Taiwan -- 3.1%
    Asia Cement Corporation GDS                                         18      $     163(B)
    Asustek Computer Inc. GDR                                           55            435(A,B)
    Cathay Life Insurance Co., Ltd.                                     54            165
    China Development Corporation                                       60            139
    China Steel Corporation GDR                                         15            190(B)
    D-Link Corporation                                                  45            103
    Evergreen Marine Corporation GDR                                    11             90(B)
    President Enterprises GDS                                           11             95(A,B)
    Standard Foods Taiwan Limited                                       55             94(A)
    Taiwan Semiconductor Manufacturing Company                          28             57(A)
    Teco Electric & Machinery GDR                                       23            193(A,B)
    Yang Ming Marine Transport GDR                                      15             93(A,B)
                                                                                  -------
                                                                                    1,817
                                                                                  -------
    Thailand -- 1.9%
    Advanced Info Service Public Co., Ltd.                              50            213
    Electricity Generating Public Company Limited                      149            231
    PTT Exploration & Production Public Company Limited                 51            390(A)
    Siam Cement Public Company Limited                                  52            251
                                                                                  -------
                                                                                    1,085
                                                                                  -------
    Turkey -- 5.8%
    Akbank T.A.S.                                                   15,358            496
    Aksigorta A.S.                                                   4,300            279
    Arcelik A.S.                                                     8,929            419
    Aselsan Askeri Elektronik A.S.                                   2,952             84
    Borusan Birlesik Boru Fabrikalari A.S.                           1,503             62
    Eczacibasi Ilac Sanayi ve Ticaret A.S.                           2,813            145(A)
    Haci Omer Sabanci Holding A.S.                                   6,270            388
    Klimasan Klima Sanayi ve Ticaret A.S.                            2,270            345
    Kordsa Kord Bezi Sanayi ve Ticaret A.S.                          2,226            355
    Turkiye Garanti Bankasi A.S.                                     3,403            157
    Turkiye Is Bankasi (Isbank)                                      8,250            333
    Yapi ve Kredi Bankasi A.S.                                      10,194            260
                                                                                  -------
                                                                                    3,323
                                                                                  -------
    Ukraine -- 0.7%
    Societe Generale Laden Thal Ukraine Fund                             5            403(A)
                                                                                  -------

    United States -- 4.6%
    Global Telesystems Holdings Ltd.                                    54          2,628(A)
                                                                                  -------

    Venezuela -- 0.9%
    Compania Anonima Nacional Telefonos de Venezuela ADS                20            503
                                                                                  -------
    Total Common Stocks and Equity Interests  (Identified Cost -- $60,551)         51,562
-------------------------------------------------------------------------------------------

                                                                    Shares/Par      Value
-------------------------------------------------------------------------------------------
Preferred Shares -- 7.0%

    Argentina -- 1.0%
    Nortel Inversora S.A. ADR                                           24         $  607
                                                                                  -------

    Brazil -- 6.0%
    Banco Itau S.A.                                                  1,100            628
    Companhia Paranaense de Energia-Copel                           41,300            386
    Companhia Riograndense Telecom                                     553            603(A)
    Companhia Vale do Rio Doce                                           7            144
    Empresa Brasileira de Aeronautica, SA                           25,500            422(A)
    Gerdau Metalurgica S/A                                          10,676            341
    Gerdau Siderugica SA                                            20,865            289
    Petroleo Brasileiro S/A                                          3,509            652
                                                                                  -------
                                                                                    3,465
                                                                                  -------
    Total Preferred Shares  (Identified Cost-- $4,544)                              4,072
-------------------------------------------------------------------------------------------
Convertible Bond -- 0.2%
    Taiwan -- 0.2%
    Far Eastern Department Stores, 3%, 7/6/01  (Identified
      Cost-- $145)                                               $    140             122
-------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.3%
    Lehman Brothers, Inc.
      5.95%, dated 6/30/98, to be repurchased at $1,313 on 7/1/98
      (Collateral: $1,365 Freddie Mac Mortgage-backed securities,
      6% due 5/1/13, value $1,358)
      (Identified Cost-- $1,313)                                    1,313           1,313
-------------------------------------------------------------------------------------------
    Total Investments-- 99.0%  (Identified Cost-- $66,553)                         57,069
    Other Assets Less Liabilities-- 1.0%                                              568
                                                                                  -------

    Net assets consisting of:
    Accumulated paid-in capital applicable to 6,914 shares
      outstanding                                                $ 77,749
    Overdistributions of net investment income                        (85)
    Accumulated net realized loss on investments and currency
      transactions                                                (10,581)
    Unrealized depreciation of investments and currency
      transactions                                                 (9,446)
                                                                 --------
    Net assets-- 100.0%                                                           $57,637
                                                                                  =======
    Net asset value per share                                                       $8.34
                                                                                    =====
-------------------------------------------------------------------------------------------

(A)  Non-income producing
(B) Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers.
N.M. Not meaningful


See notes to financial statements.

Statements of Operations
Legg Mason Global Trust, Inc.
(Amounts in Thousands)  (Unaudited)

                                                             Six Months Ended 6/30/98
                                                      --------------------------------------
                                                          Global    International  Emerging
                                                        Government     Equity       Markets
                                                          Trust        Trust        Trust
--------------------------------------------------------------------------------------------
Investment Income:
    Interest                                              $ 4,180    $   197      $     91
    Dividends                                                  --      4,421           930
       Less: Foreign tax expense                               --       (533)          (60)
                                                          -------    -------      --------
       Total income                                         4,180      4,085           961
                                                          -------    -------      --------

Expenses:
    Management fee                                            484        976           326
    Distribution and service fees                             484      1,301           326
    Transfer agent and shareholder servicing expense           48        127            49
    Audit and legal fees                                       34         25            24
    Custodian fees                                            114        283           120
    Directors' fees                                             3          3             3
    Registration fees                                           8         18            14
    Reports to shareholders                                    18         27            13
    Organization expense                                        6          7             7
    Other expenses                                              8         52            23
                                                          -------    -------      --------
                                                            1,207      2,819           905
       Less fees waived                                        --         --           (91)
                                                          -------    -------      --------
       Total expenses, net of waivers                       1,207      2,819           814
                                                          -------    -------      --------

    Net Investment Income                                   2,973      1,266           147
                                                          -------    -------      --------

Net Realized and Unrealized Gain (Loss) on Investments:
    Realized gain (loss) on:
       Investments                                         (1,684)    (1,718)       (8,839)
       Foreign currency transactions                       (1,904)      (252)          (50)
                                                          -------    -------      --------
                                                           (3,588)    (1,970)       (8,889)
                                                          -------    -------      --------

    Change in unrealized appreciation (depreciation) of:
       Investments, options and futures                     3,151     42,408        (1,871)
       Assets and liabilities denominated in foreign
         currencies                                            35       (277)           36
                                                          -------    -------      --------
                                                            3,186     42,131        (1,835)
                                                          -------    -------      --------

    Net Realized and Unrealized Gain (Loss) on Investments   (402)    40,161       (10,724)
--------------------------------------------------------------------------------------------
    Change in Net Assets Resulting from Operations        $ 2,571    $41,427      $(10,577)
--------------------------------------------------------------------------------------------


    See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                Global            International           Emerging
                                              Government             Equity                Markets
                                                Trust                Trust                 Trust
                                       ----------------------  ---------------------  -------------------
                                        Six Months    Year     Six Months     Year    Six Months   Year
                                           Ended      Ended      Ended       Ended      Ended     Ended
                                          6/30/98    12/31/97   6/30/98     12/31/97   6/30/98   12/31/97
---------------------------------------------------------------------------------------------------------
                                       (Unaudited)            (Unaudited)            (Unaudited)
Change in Net Assets:
    Net investment income (loss)          $  2,973   $  8,300  $  1,266   $    368    $    147  $   (424)
    Net realized gain (loss) on
      investments, options, futures
      and foreign currency transactions     (3,588)    (3,888)   (1,970)        15      (8,889)   (1,729)
    Change in unrealized appreciation
      (depreciation) of investments and
      assets and liabilities denominated
      in foreign currencies                  3,186     (7,126)   42,131       (809)     (1,835)   (8,793)
---------------------------------------------------------------------------------------------------------
    Change in net assets resulting
      from operations                        2,571     (2,714)   41,427       (426)    (10,577)  (10,946)
    Distributions to shareholders:
      From net investment income            (2,863)    (7,473)       --     (1,483)         --       (66)
      In excess of net investment income        --       (641)       --         --          --        --
      From net realized gain on investments     --     (1,553)       --     (8,167)         --        --
    Change in net assets from Fund share
       transactions:
         Primary Class                     (13,793)   (12,436)   16,928     69,805       2,912    55,108
         Navigator Class                        --         --        50         --          --        --
---------------------------------------------------------------------------------------------------------
    Change in net assets                   (14,085)   (24,817)   58,405     59,729      (7,665)   44,096

Net Assets:
    Beginning of period                    136,732    161,549   227,655    167,926      65,302    21,206
---------------------------------------------------------------------------------------------------------
    End of period                         $122,647   $136,732  $286,060   $227,655    $ 57,637  $ 65,302
    Under/(over) distributed
      net investment income               $ (5,024)  $ (5,134) $   (257)  $ (1,523)   $    (85) $   (232)
---------------------------------------------------------------------------------------------------------



    See notes to financial statements.

Financial Highlights
Legg Mason Global Trust, Inc.

       Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                 Investment Operations                           Distributions From:
                                        -----------------------------------------  ------------------------------------------------
                                                   Net Realized and
                                                    Unrealized Gain
                                                   (Loss) on Invest-                                                     In Excess
                            Net Asset      Net      ments, Options,      Total                 In Excess      Net         of Net
                              Value,    Investment    Futures and        From         Net        of Net     Realized     Realized
                            Beginning     Income    Foreign Currency   Investment  Investment  Investment    Gain on      Gain on
                            of Period     (Loss)      Transactions     Operations    Income      Income    Investments  Investments
-----------------------------------------------------------------------------------------------------------------------------------
Global Government Trust
       --Primary Class
       Six Months Ended
       June 30, 1998*        $ 9.60        $ .18          $  .01         $  .19      $ (.22)      $  --       $  --        $  --
       Years Ended Dec. 31,
       1997                   10.41          .54            (.71)          (.17)       (.48)       (.05)       (.11)          --
       1996                   10.33          .59             .21            .80        (.62)         --        (.10)          --
       1995                    9.54          .63            1.32           1.95       (1.16)         --          --           --
       1994                   10.27          .57(A)         (.71)          (.14)       (.59)         --          --           --
       1993(D)                10.00          .36(A)          .31            .67        (.36)         --        (.04)          --

International Equity Trust
       --Primary Class
       Six Months Ended
       June 30, 1998*        $11.78        $ .07          $ 2.06         $ 2.13      $   --       $  --       $  --        $  --
       Years Ended Dec. 31,
       1997                   12.09          .02             .19            .21        (.08)         --        (.44)          --
       1996                   10.70          .02(B)         1.74           1.76        (.05)         --        (.32)          --
       1995(E)                10.00          .04(B)          .77            .81        (.04)         --          --         (.07)

       --Navigator Class
       Period Ended
       June 30, 1998*(G)     $14.21        $ .09          $ (.37)        $ (.28)     $   --       $  --       $  --        $  --

Emerging Markets Trust
      --Primary Class
      Six Months Ended
       June 30, 1998*        $ 9.85        $ .02(C)       $(1.53)        $(1.51)     $   --       $  --       $  --        $  --
       Years Ended Dec. 31,
       1997                   10.51         (.02)(C)        (.63)          (.65)       (.01)         --          --           --
       1996(F)                10.00         (.03)(C)         .57            .54        (.03)         --          --           --
-----------------------------------------------------------------------------------------------------------------------------------



                                                                              Ratios/Supplemental Data
                                                         ------------------------------------------------------------------------
                                                                                  Net
                                              Net Asset                        Investment                 Average   Net Assets,
                                                Value,             Expenses   Income (Loss)  Portfolio  Commission    End of
                                   Total        End of   Total    to Average   to Average     Turnover     Rate       Period
                               Distributions   Period    Return   Net Assets   Net Assets      Rate       Paid(H)  (in thousands)
---------------------------------------------------------------------------------------------------------------------------------
Global Government Trust
       --Primary Class
       Six Months Ended
       June 30, 1998*             $ (.22)       $ 9.57    1.93%(I)    1.87%(J)    4.60%(J)      299%(J)       $  --    $122,647
       Years Ended Dec. 31,
       1997                         (.64)         9.60   (1.69)%      1.86%       5.39%         241%             --     136,732
       1996                         (.72)        10.41    8.22%       1.86%       5.80%         172%             --     161,549
       1995                        (1.16)        10.33   20.80%       1.81%       5.72%         169%             --     153,954
       1994                         (.59)         9.54   (1.40)%      1.34%(A)    5.71%(A)      127%             --     145,415
       1993(D)                      (.40)        10.27    6.76%(I)     .27%(A,J)  5.41%(A,J)    128%(J)          --     161,072

International Equity Trust
       --Primary Class
       Six Months Ended
       June 30, 1998*             $   --        $13.91   18.08%(I)    2.17%(J)     .97%(J)       69%(J)       $.0058   $286,011
       Years Ended Dec. 31,
       1997                         (.52)        11.78    1.76%       2.17%        .17%          59%           .0082    227,655
       1996                         (.37)        12.09   16.49%       2.25%(B)     .21%(B)       83%           .0083    167,926
       1995(E)                      (.11)        10.70    8.11%(I)    2.25%(B,J)   .52%(B,J)     58%(J)          --      65,947

       --Navigator Class
       Period Ended
       June 30, 1998*(G)          $   --        $13.93   (1.97)%(I)   1.18%(J)    4.09%(J)       69%(J)       $.0058   $     49

Emerging Markets Trust
      --Primary Class
      Six Months Ended
       June 30, 1998*             $   --        $ 8.34  (15.33)%(I)   2.50%(C,J)   .45%(C,J)     69%(J)       $.0029   $ 57,637
       Years Ended Dec. 31,
       1997                         (.01)         9.85   (6.18)%      2.50%(C)    (.76)%(C)      63%           .0054     65,302
       1996(F)                      (.03)        10.51    5.40%(I)    2.50%(C,J)  (.68)%(C,J)    46%(J)        .0061     21,206
---------------------------------------------------------------------------------------------------------------------------------


       (A) Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of 0.2% until September 30, 1993; 0.35% until December 31, 1993; 0.5% until January 31, 1994; 0.7% until February 28, 1994; 0.9% until March 31, 1994; 1.1% until April 30, 1994; 1.3%
           until May 31, 1994; 1.5% until June 30, 1994; 1.7% until July 31,
           1994; and 1.9% indefinitely. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1994, 1.82%; and 1993, 1.93%.
       (B) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1996, 2.32%; and 1995, 2.91%.
       (C) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.50%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the six months ended June 30, 1998, 2.78%; 1997, 2.86%; and 1996, 3.71%.
       (D) For the period April 15,1993 (commencement of operations) to December 31, 1993.
       (E) For the period February 17, 1995 (commencement of operations) to December 31, 1995.
       (F) For the period May 28, 1996 (commencement of operations) to December 31, 1996.
       (G) For the period May 5, 1998 (commencement of sale of Navigator Shares) to June 30, 1998.
       (H) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Funds. The regulations for average commission rates are not applicable to non-equity funds.
       (I) Not annualized
       (J) Annualized
       *   Unaudited


See notes to financial statements.

Notes to Financial Statements
Legg Mason Global Trust, Inc.
(Amounts in Thousands)  (Unaudited)

-------------------------------------------------------------------------------
1. Significant Accounting Policies:
       The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Government Trust ("Global Government"), the International Equity Trust ("International Equity"), and the Emerging Markets Trust ("Emerging Markets") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

    Security Valuation
       Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

       Most securities held by Global Government are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

    Currency Transactions
       The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and

       (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.

       The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are reflected as a component of such gains or losses.

    Investment Income and Distributions to Shareholders
       Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized using the yield-to-maturity method for financial reporting and tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividends from net investment income are declared and paid monthly for Global Government, and are declared and paid annually for International Equity and Emerging Markets. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. When available, net capital gain distributions, which are calculated at a composite level, are declared and paid after the end of the tax year in which the gain is realized. At June 30, 1998, there were no dividends or capital gain distributions payable for any of the Funds.

    Investment Transactions
       Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 1998, receivables for securities sold but not yet delivered and payables for securities purchased but not yet received for each Fund were as follows:


                   Receivable for        Payable for
                   Securities Sold   Securities Purchased
---------------------------------------------------------
Global Government        $ 30            $ --
International Equity      602             764
Emerging Markets          112              --

Legg Mason Global Trust, Inc.
(Amounts in Thousands)


-------------------------------------------------------------------------------
    Deferred Organizational Expense
       Deferred organizational expenses of $128 for Global Government, $71 for International Equity, and $73 for Emerging Markets are being amortized on a straight-line basis over 5 years beginning on the date each respective Fund began operations.

    Federal Income Taxes
       No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

    Use of Estimates
       The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
       For the six months ended June 30, 1998, investment transactions (excluding short-term investments) were as follows:

                                  Purchases                 Proceeds from Sales
                     ------------------------------  -------------------------------
                     U.S. Gov't Securities   Other   U.S. Gov't. Securities  Other
------------------------------------------------------------------------------------
    Global Government     $37,341         $136,529            $869        $184,702
    International Equity       --          103,360              --          87,622
    Emerging Markets           --           24,503              --          21,383

       At June 30, 1998, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                            Cost   Appreciation   (Depreciation)
    -------------------------------------------------------------
    Global Government     $118,992    $ 3,328      $ (2,088)
    International Equity   231,374     69,226       (14,770)
    Emerging Markets        66,553      4,584       (13,955)

       Emerging Markets Trust has unused capital loss carryforwards for federal income tax purposes of $11 which expire in December 2004 and $606 which expire in December 2005. Global Government and International Equity had no capital loss carryforwards.

3. Repurchase Agreements:
       All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers, acting under the supervision of the Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:
       As part of its investment program, Global Government may utilize options and futures. International Equity and Emerging Markets may also utilize options and futures to limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

-------------------------------------------------------------------------------
       When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below.

Purchased option:                     Impact on the Fund:

The option expires                    Realize a loss in the amount of the cost of the option.

The option is closed through a        Realize a gain or loss depending on whether the proceeds from the
closing sale transaction              closing sale transaction are greater or less than the cost of the option.

The Fund exercises a call option      The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.

The Fund exercises a put option       Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.


Written option:                       Impact on the Fund:

The option expires                    Realize a gain equal to the amount of the premium received.

The option is closed through a        Realize a gain or loss without regard to any unrealized gain or loss on
closing purchase transaction          the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.

A written call option is exer-        Realize a gain or loss from the sale of the underlying security. The
cised by the option purchaser         proceeds of that sale will be increased by the premium originally received when the option was written.

A written put option is exer-         The amount of the premium originally received will reduce the cost of
cised by the option purchaser         the security that the Fund purchased when the option was exercised.



       There were no options written during the six months ended June 30, 1998.

       Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

       The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

       The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

       There were no open futures contracts at June 30, 1998.

Legg Mason Global Trust, Inc.
(Amounts in Thousands)


-------------------------------------------------------------------------------
5. Financial Instruments:
    Emerging Markets
       Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Government, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

    Forward Currency Exchange Contracts
       As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's Prospectus and Statement of Additional Information.

       Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

       The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

       At June 30, 1998, open forward currency exchange contracts were as follows:

International Equity:


                      Contract to
Settlement  -------------------------------    Unrealized
 Date          Receive           Deliver      Gain/(Loss)
-----------------------------------------------------------
8/10/98     USD    2,804     GBP      1,696     $ (22)
8/10/98     USD    2,806     GBP      1,738       (89)
8/10/98     GBP    3,434     USD      5,620       101
8/28/98     USD    2,881     JPY    391,152        27
8/28/98     JPY  391,152     USD      2,856        (2)
9/15/98     USD    4,300     DEM      7,741       (12)
9/15/98     USD    4,300     DEM      7,748       (15)
9/15/98     USD    5,521     DEM      9,946       (19)
9/16/98     USD    2,900     JPY    412,003      (114)
9/16/98     USD    2,760     JPY    398,757      (156)
9/16/98     JPY  810,760     USD      5,970       (40)
9/17/98     USD    2,760     CHF      4,132        11
                                                -----
                                                $(330)
                                                =====

Emerging Markets:


                      Contract to
Settlement  -------------------------------    Unrealized
 Date          Receive           Deliver      Gain/(Loss)
-----------------------------------------------------------
9/23/98     USD      750     MYR      3,048       $42
                                                  ===

-------------------------------------------------------------------------------
Global Government:


                       Contract to
Settlement  ----------------------------------   Unrealized
 Date              Receive          Deliver      Gain/(Loss)
------------------------------------------------------------
7/29/98     DEM      14,804     USD       8,291    $  (68)
7/29/98     USD      17,092     DEM      30,357       228
7/29/98     DEM       4,752     GBP       1,600       (27)
7/29/98     DEM       5,713     SEK      25,000        35
7/29/98     DEM       5,965     ITL   5,900,000        (8)
7/29/98     DKK      24,897     USD       3,702       (73)
7/29/98     USD       3,700     DKK      24,897        71
7/29/98     GBP      14,665     USD      24,429        17
7/29/98     USD      30,408     GBP      18,372      (217)
7/29/98     ITL  16,074,875     USD       9,130       (79)
7/29/98     USD      10,685     ITL  18,612,444       204
7/29/98     JPY   4,980,298     USD      36,317      (165)
7/29/98     USD      18,365     JPY   2,539,026       (81)
7/29/98     SEK      58,225     USD       7,591      (283)
7/29/98     USD       9,665     SEK      74,070       367
8/13/98     CAD       5,639     USD       3,881       (46)
8/13/98     USD       1,881     CAD       2,732        22
8/13/98     DEM      11,009     USD       6,178       (58)
8/13/98     USD       1,569     DEM       2,808         8
8/13/98     GRD     804,269     USD       2,621         4
8/13/98     USD       2,600     GRD     804,269       (25)
8/13/98     SEK      33,470     USD       4,237       (33)
8/13/98     USD       1,197     XEU       1,085         4
8/13/98     ZAR       3,074     USD         583       (75)
8/13/98     USD       3,200     ZAR      17,001       392
9/28/98     USD       1,875     AUD       3,065       (29)
                                                    -----
                                                    $  85
                                                    =====


6. Transactions with Affiliates:
       Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly at annual rates of each Fund's average daily net assets as follows: Global Government and International Equity, 0.75%; and Emerging Markets, 1.00%.

       LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month the following annual rates: 1.90% of average net assets for Global Government; 2.25% for International Equity Primary Shares and 1.25% for Navigator Shares; and 2.50% for Emerging Markets. Fees in excess of these limits will be waived indefinitely for Global Government and International Equity and through May 1, 1999 for Emerging Markets. For the six months ended June 30, 1998, management fees of $91 were waived for Emerging Markets. No fee waivers were necessary for Global Government or International Equity. At June 30, 1998, amounts due to the Manager were as follows: Global Government, $77; International Equity, $175; and Emerging Markets, $36.

Legg Mason Global Trust, Inc.
(Amounts in Thousands)


-------------------------------------------------------------------------------
       Western Asset Management Company ("Adviser") serves as investment adviser to Global Government. The Adviser is responsible for the actual investment activity of the Fund, for which LMFA pays a fee at an annual rate equal to 53 1/3% of the fee received by LMFA from Global Government.

       Western Asset Global Management, Ltd. ("WAGM") serves as investment sub-adviser to Global Government. The Adviser (not the Fund) pays WAGMa fee at an annual rate equal to 26 2/3% of the fee received by the Adviser from LMFA. LMFA pays WAGM a sub-administration fee at an annual rate equal to 13 1/3% of the fee received by LMFA from Global Government.

       Batterymarch Financial Management, Inc. ("Batterymarch") serves as the adviser to International Equity and Emerging Markets. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity and 75% of the fee received from Emerging Markets.

       Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee of 0.50% for Global Government and 0.75% each for International Equity and Emerging Markets, and an annual service fee of 0.25% of each Fund's average daily net assets, calculated daily and payable monthly. At June 30, 1998, distribution and service fees due to LMFA were as follows:Global Government, $77; International Equity, $233; and Emerging Markets, $49.

       Legg Mason also has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the six months ended June 30, 1998: $14 for Global Government; $40 for International Equity; and $16 for Emerging Markets.

       LMFA, Batterymarch, the Adviser, WAGM and Legg Mason are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:
       The Funds, along with certain other Legg Mason Funds, participate in a $150 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended June 30, 1998, the Funds had no borrowings under the line of credit.

-------------------------------------------------------------------------------
8. Fund Share Transactions:
       At June 30, 1998, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                             Reinvestment
                                           Sold            of Distributions         Repurchased            Net Change
                                      ----------------    ------------------     -----------------     ------------------
                                      Shares    Amount    Shares      Amount     Shares     Amount     Shares      Amount
--------------------------------------------------------------------------------------------------------------------------
    Global Government
    --Primary Class
      Six Months Ended June 30, 1998    927     $ 8,959     265       $2,556     (2,622)   $(25,308)   (1,430)   $(13,793)
      Year Ended December 31, 1997    2,423      24,370     865        8,609     (4,558)    (45,415)   (1,270)    (12,436)

    International Equity
    --Primary Class
      Six Months Ended June 30, 1998  3,827      50,838      --           --     (2,594)    (33,910)    1,233      16,928
      Year Ended December 31, 1997   10,069     129,976     815        9,546     (5,444)    (69,717)    5,440      69,805

    --Navigator Class
      May 5, 1998(A) to June 30, 1998     4          50      --           --         --          --         4          50

    Emerging Markets
    --Primary Class
      Six Months Ended June 30, 1998  1,160      10,991      --           --       (872)     (8,079)      288       2,912
      Year Ended December 31, 1997    5,299      62,511       6           65       (697)     (7,468)    4,608      55,108

----------
    (A) Commencement of sale of Navigator Shares.